SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported)   July 1, 1996


                        First Albany Companies Inc.
            (Exact name of registrant as specified in charter)

          New York                  014140                22-2655804
State or other jurisdiction   Commission file number     (IRS employer
      of incorporation)                                identification No.)

 30 S. Pearl Street, Albany, New York                           12207
(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code (518) 447-8500






ITEM 5.   Change in Fiscal Year.

           On July 1, 1996, the registrant's Board of Directors determined to change the fiscal year of the registrant from the 52/53 week period ending the last Friday in September to a fiscal year ending December 31 in each year, commencing with the fiscal year ending December 31, 1996. The registrant plans to file a transition report on Form 10-Q covering the 3 month period from September 29, 1995 (the registrant's most recent fiscal year end) through December 31, 1995.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FIRST ALBANY COMPANIES INC.


Date:  July 9, 1996       by:       /s/David J. Cunningham
                          Name:     David J. Cunningham
                          Title:    Vice President and Chief Financial Officer
                                    (Principal Accounting Officer)